UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
___________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
July 05, 2011
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MECHANICAL TECHNOLOGY, INCORPORATED
(Exact name of registrant as specified in charter)

New York	0-6890	14-1462255
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

431 New Karner Road, Albany, New York 12205
(Address of Principal Executive Offices) (Zip Code)

(518) 533-2200
(Registrant’s telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amended and Restated 2006 Equity Incentive Plan

On July 5, 2011, the Board of Directors of Mechanical Technology, Incorporated (the “Company”) approved the adoption of the Amended and Restated 2006 Equity Incentive Plan (the “Amended Plan”), effective June 30, 2011, for the purpose of increasing the aggregate number of shares of Common Stock the Company may issue under the Amended Plan from Six Hundred Thousand (600,000) (reflecting the 8-for-1 reverse stock split effective May 2008 and the amendment effective September 18, 2009 increasing the number of shares from 250,000 to 600,000) to One Million Two Hundred Thousand (1,200,000), and to make certain other changes as set forth in the Amended Plan. The Company’s 2006 Equity Incentive Plan (the “Original Plan”) was originally adopted and effective upon approval by the Company’s stockholders of the Original Plan on May 18, 2006.

The description of the Original Plan as originally adopted by the Company on May 18, 2006 is set forth in the Company’s definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on March 27, 2006 is incorporated herein by reference in response to this Item, as amended by the revisions to the Original Plan detailed in this Current Report on Form 8-K. The description of the Amended Plan is qualified in its entirety by reference to the full text of the Amended Plan which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Restricted Common Stock to Outside Directors

On July 5, 2011 the Board of Directors approved the grant of 15,000 shares of fully-vested restricted Common Stock (the “Stock”) under the Company’s Amended Plan to each of Thomas J. Marusak, William P. Phelan, Dr. Walter L. Robb and E. Dennis O’Connor, the Company’s outside directors (the “Outside Directors”) and 403,225 shares of fully-vested Stock to Peng K. Lim, the Company’s Chief Executive Officer (“CEO”). The Stock was issued effective July 08, 2011, and is subject to the terms and conditions of a Restricted Stock Agreement entered into by and between the Company and each of the Outside Directors and the CEO, respectively, and the Amended Plan. The form of Restricted Stock Agreement is attached to this Current Report on Form 8-K as Exhibit 10.2 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number	Description
10.1	Amended and Restated 2006 Equity Incentive Plan (incorporated by reference from Exhibit 10.1 to the Company’s Form S-8 (File No. 333-175406).
10.2	Form of Restricted Stock Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MECHANICAL TECHNOLOGY, INCORPORATED

Date: July 08, 2011	By:	/S/ PENG K. LIM
	Name:	Peng K. Lim
	Title:	Chairman and Chief Executive Officer

Index to Exhibit

Exhibit
Number	Description
10.1	Amended and Restated 2006 Equity Incentive Plan (incorporated by reference from Exhibit 10.1 to the Company’s Form S-8 (File No. 333-175406).
10.2	Form of Restricted Stock Agreement.